Exhibit 10.39

FIRST AMENDMENT TO LEASE AGREEMENT

This First Amendment to Lease Agreement (“First Amendment”) is made and shall be effective for all purposes as of the            day of                                   , 2011 by and between FLANDERS 155 LLC (“Landlord”), a Massachusetts limited liability company, having a principal place of business at 116 Flanders Road, Suite 2000, Westborough, Massachusetts 01581 and A123 SYSTEMS, INC. (“Tenant”) a duly organized and existing Delaware corporation, having a principal place of business at 155 Flanders Road, Westborough, Massachusetts 01581.

W I T N E S S E T H

WHEREAS, Tenant and Landlord entered into a Lease (“Lease”) dated July 16, 2010 for a total of 66,863 square feet (“Original Premises”) at 155 Flanders Road, Westborough, Massachusetts, and

WHEREAS, Landlord and Tenant desire to increase the square footage by 22,120 square feet (“Expansion Premises I”) and a total Premises of 88,983 square feet (“Total Premises”) and to amend the Lease as more fully described hereinafter.

NOW THEREFORE, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Lease shall be amended as follows:

1.                                      Landlord and Tenant hereby incorporate all terms and provisions of the Lease herein as is specifically set forth, except as said terms are modified herein.  Capitalized terms not specifically defined in this amendment shall have the same meaning given to terms in the Lease.

2.                                       LEASE, ARTICLE 1.01, REFERENCE DATA:

A.	Tenant’s Address:
	Delete:	“A123 Systems, Inc.
321 Arsenal Street
Watertown, MA 02472
Attn: General Counsel
		Telephone:	617-778-5700
		Facsimile:	617-924-8910

		With a copy to:	Wilmer Cutler Pickering Hale and Dorr LLP
60 State Street
Boston, MA 02109
Telephone: 617-526-6000
Facsimile: 617-526-5000
Email: paul.jakubowski@wilmerhale.com

Insert:	“Mr. Phil McRae
Senior Manager, Massachusetts Facilities
A123 Systems, Inc.
200 West Street
Waltham, MA 02451
	Telephone:	617-972-3419
	Facsimile:	<>
	Mobile:	339-368-3841
	Email:	pmcrae@a123systems.com

	With a copy to:	Paul Jakubowski, Esq.
Wilmer Cutler Pickering Hale and Dorr LLP
60 State Street
Boston, MA 02109
Telephone: 617-526-6000
Facsimile: 617-526-5000
Email: paul.jakubowski@wilmerhale.com

B.	Rentable Area of the Premises:
	Delete:	“66,863 Square Feet”

	Insert:	“Original Premises:	66,863 Square Feet
		Expansion Premises I:	22,120 Square Feet as shown on Exhibit B-1 attached hereto.
		Total Premises:	88,983 Square Feet”

C.	Term Commencement Date:
	Delete:	“The Term Commencement Date shall be as defined in Section 7.01.
	Insert:	“Original Premises: July 16, 2010.
Expansion Premises I: January 1, 2012.”

D.	Basic Rent (See Schedule Below):
	Insert:	“The Basic Rent Schedule for the Expansion Premises I:

“From	To	Monthly Rent	Annual Rent

01/01/2012	12/31/2015	$11,060.00	$132,720.00
01/01/2016	01/31/2021	$12,903.33	$154,840.00	”

E.                                   Tenant’s Share:

Delete:                                                        “75.24%”

Insert:                                                            “From 07/16/2010 to 12/31/2011:  75.24%

From 01/01/2012 to 01/31/2021:              100.00%”

F.                                    Security Deposit:

Delete:                                                        “$155,983.32”

Insert:                                                            “From 07/16/2010 to 12/31/2011:  $155,983.32

From 01/01/2012 to 01/31/2021:              $207,596.64”

3.                                      LEASE, ARTICLE 8, BUILDING SERVICES:

A.                                    Article 8.01, Building Services; Maintenance:

Insert at the end of the last line:

“, provided that Landlord shall not be required to repair or maintain any specialized systems installed by or for Tenant.”

4.                                       LEASE, ARTICLE 26, MISCELLANEOUS:

A                                     Article 26.03, Brokerage:

Insert:                                                            “Tenant warrants and represents to Landlord that it has not exercised its Right of First Offer on Expansion Premises I and has had no dealings with any broker or agent in connection with this First Amendment to Lease Agreement and covenants to defend, with counsel approved by Landlord, hold harmless and indemnify Landlord from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any broker or agent.”

B.                                  Article 26.09, Expansion:  Right of First Offer is hereby deleted in its entirety.

5.                                      Tenant shall accept the Expansion Premises I in AS IS condition, (but broom-clean and free of occupants and claims of occupancy by other parties), except Landlord shall complete “Bel-Power Space Environmental Work” as provided in Exhibit C to the Lease.

6.                                      Insert Exhibit B-1, showing Expansion Premises I.

7.                                       Exhibit I, Parking:

Delete:                                                                                                      “one hundred ninety four (194) unassigned parking spaces”

Insert:                                                                                                          “from July 16, 2010 to December 31, , 2011:  one hundred ninety four (194) unassigned parking spaces;

from January 1, 2012 to January 31, 2021: all of the parking spaces that exist on the Land.”

In all other respects, the Lease of July 16, 2010 is hereby ratified, confirmed, and approved.

No representations, inducement, promises or agreements, oral or otherwise, between Landlord and Tenant or any of their respective brokers, employees or agents, not embodied herein, shall be of any force or effect.

The submission of this First Amendment to Lease Agreement for examination, review, negotiation and/or signature shall not constitute an offer or an option to lease or a reservation of the Premises and is subject to withdrawal or modification at any time by either party.  This First Amendment to Lease Agreement shall become effective and binding only if and when it shall be executed and delivered by both Landlord and Tenant.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Lease Agreement as of the date set forth above.

LANDLORD:

FLANDERS 155 LLC

By:	Carruth Capital, LLC
Its Manager

By:
Christopher F. Egan, President and Managing Member of Carruth Capital, LLC not individually and without personal liability.

TENANT:

A123 SYSTEMS, INC.

By:
Printed Name:
Title: